CRM Mutual Fund Trust

CRM Long/Short Opportunities Fund

(the “Fund”)

Institutional Shares

Supplement Dated January 19, 2018

to the Prospectus and Statement of Additional Information

Dated October 27, 2017

Capitalized terms used without definition below have the meanings given to them in the Prospectus and Statement of Additional Information. This document should be read together with the Prospectus and Statement of Additional Information.

The section of the Prospectus titled “Fund Summary - Portfolio Manager” is replaced with the following text:

PORTFOLIO MANAGERS

Jay B. Abramson, Mimi Morris and Jason Yellin jointly lead the team responsible for the day-to-day management of the Fund. Mr. Abramson has served as a portfolio manager of the Fund since 2016. Ms. Morris and Mr. Yellin have served as portfolio managers of the Fund since 2018.

The section of the Prospectus titled “Management of the Fund” is supplemented with the following information, which supersedes any contrary information:

PORTFOLIO MANAGERS

Ronald H. McGlynn, Chairman, and Jay B. Abramson, CEO & CIO, are responsible for the overall management of the Fund. The investment research team for the Fund consists of 17 individuals, with an average of 18 years investment and financial experience. Mr. Abramson, Mimi Morris, and Jason Yellin jointly lead the team responsible for the day-to-day management of the Fund.

Mr. Abramson has been with CRM for thirty-two years and has the overall responsibility for CRM’s investment team, as well as being a portfolio manager and senior research analyst in CRM’s investment group. Prior to joining the firm, Mr. Abramson earned his CPA. He received a BSE from The Wharton School of the University of Pennsylvania and a JD from the University of Pennsylvania Law School.

Ms. Morris, with sixteen years of financial and investment experience, is a portfolio manager and research analyst in CRM’s investment group. Prior to joining the firm in 2010, she was a Director at Telsey Advisory Group where she was an equity analyst and consultant. She has also worked at Merrill Lynch, Columbia House Company and Donaldson, Lufkin, and Jenrette. Ms. Morris received a BA from Williams College and an MBA from Columbia Business School.

Mr. Yellin has been with the firm for two years and currently serves as a portfolio manager and research analyst in its investment group. Previously, he was a Managing Director at JAT Capital and began his career in the Mergers & Acquisitions department at Morgan Stanley. Mr. Yellin has additional financial experience from WRA Investments, Cobalt Capital, and Matrix Capital Management. He received a BS from The Wharton School of the University of Pennsylvania.

The SAI provides additional information about compensation of the portfolio managers listed above, the other funds, pooled investment vehicles and accounts they manage, and their ownership of securities of the Fund.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services” is supplemented with the following information, which supersedes any contrary information:

Portfolio Managers

Jay B. Abramson, Mimi Morris and Jason Yellin are the leaders of the team responsible for the day-to-day management of the Fund.

The section of the Statement of Additional Information titled “Investment Advisory and Other Services - Other Accounts Managed by Portfolio Manager” is supplemented with the following information:

The following table identifies, for Ms. Morris and Mr. Yellin as of December 31, 2017, the number of accounts (excluding the Fund) for which she or he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. None of these accounts are assessed a performance-based advisory fee.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mimi Morris	1 other registered investment company with $99,722,962 in total assets under management	No other pooled investment vehicles	38 other accounts with $570,115,523 in total assets under management
Jason Yellin	No other registered investment companies	No other pooled investment vehicles	No other accounts

The following table identifies, for Ms. Morris and Mr. Yellin as of December 31, 2017, the number of registered investment companies (excluding the Fund) and other accounts for which she or he has day-to-day management responsibilities, which are assessed performance-based advisory fees, and the total assets in such accounts.

Portfolio Manager	Registered Investment Companies	Other Accounts Which Are Assessed Performance-Based Advisory Fees
Mimi Morris	No other registered investment companies	No other accounts
Jason Yellin	No other registered investment companies under management	No other accounts

The following information is added to the table in the Statement of Additional Information which appears under the heading “Investment Advisory and Other Services - Portfolio Manager Security Ownership” and is as of December 31, 2017:

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mimi Morris	None
Jason Yellin	None

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE